UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

BANJO & MATILDA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54277	27-1519178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 2nd Street Santa Monica, CA	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 890-5652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective April 18, 2019, Banjo & Matilda, Inc. (the “Banjo”), American Aviation Technologies LLC (the “Company”) and the members of the Company (the “Members”) entered into an Exchange Agreement dated as of March 16, 2019 (the “Exchange Agreement”) pursuant to which Banjo shall acquire 100% of the issued and outstanding membership units (the “Units”) of the Company from the Members in exchange for the issuance of Banjo shares of its Series A Preferred Stock (the “Exchange Shares”) constituting 84.4% of the total voting power of Banjo capital stock to be outstanding upon closing, after giving effect to the consummation of concurrent debt settlement and other capital stock issuances but before the issuance of shares of capital stock for investor relations purposes. As a result of the Exchange Agreement, the Company will become a wholly owned subsidiary of Banjo.

The Exchange Agreement is subject to the satisfaction of certain conditions as set forth in the Exchange Agreement. At Closing, two additional directors will be added, resulting in a total of 4 directors serving post-closing.

The Company is a Florida limited liability company that is an aircraft design and development company dedicated to advancing aeronautical safety and performance through new and innovative concepts.

The form of the Exchange Agreement is attached as Exhibit 10.1 to this Report, and the summary description of the terms of the Agreement contained herein is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description

10.1	Exchange Agreement by and among Banjo & Matilda, Inc. American Aviation Technologies, LLC, and the Members of American Aviation Technologies, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANJO & MATILDA, INC.

Date: April 22, 2019	By:	/s/ BRENDAN MACPHERSON
	Name:	Brendan MacPherson
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document

10.1	Exchange Agreement by and among Banjo & Matilda, Inc. American Aviation Technologies, LLC, and the Members of American Aviation Technologies, LLC

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